United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 13, 2006
                                ----------------


                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



              000-49693                                 92-2115369
      ------------------------              ---------------------------------
      (Commission File Number)              (IRS Employer Identification No.)


          975 El Camino Real, South San Francisco, California     94080
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On January 13, 2006, the registrant announced that its Board of Directors has declared a quarterly cash dividend of fifteen cents per share on the Company's Common Stock totaling approximately $399,747.30. The dividend is payable to shareholders of record as of January 31, 2006, payable on February 15, 2006.

         A copy of the News Release issued by the registrant on January 13, 2006, is attached to this report as Exhibit 99.32 and is incorporated here by reference.


Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                99.32 News Release dated January 13, 2006, announcing a cash dividend payable on February 15, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP (Registrant)


Dated:  January 13, 2006.              By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer.